SHARE CAPITAL	12 Months Ended
Dec. 31, 2022
Disclosure of classes of share capital [abstract]
SHARE CAPITAL

21.	SHARE CAPITAL

Authorized capitalization

The authorized share capital of the Company as of December 31, 2022 is $600,000,000 (2021: $500,000,000) divided into 600,000,000 shares (2021: 500,000,000) of $1.00 par value each, of which 222,622,889 shares (December 31, 2021: 203,530,979 shares and January 1, 2021: 197,692,321 shares) of $1.00 par value each are in issue and fully paid.

ATM program

In June 2020, the Company entered into an equity distribution agreement with Morgan Stanley & Co. LLC for the offer and sale of up to $100.0 million of ordinary shares of the Company through an at-the-market offering program (the "ATM program"). In the year ended December 31, 2021, the Company issued 5,499,658 shares for combined gross proceeds of $51.2 million.

Share options

In the year ended December 31, 2021, the Company issued 339,000 ordinary shares under its share option scheme at a strike price of $5.70 per share. The shares were issued to John Fredriksen (198,000 shares), Inger M. Klemp (120,000 shares), and Ola Lorentzon (21,000 shares).

Euronav share acquisition

On May 28, 2022, the Company announced that it agreed to acquire in privately negotiated share exchange transactions with certain shareholders of Euronav a total of 5,955,705 shares in Euronav, representing 2.95% of the outstanding shares in Euronav as of this date, in exchange for a total of 8,337,986 ordinary shares of Frontline. Frontline received the $0.06 dividend that was paid on June 8, 2022 by Euronav in respect of these 5,955,705 shares.

On June 10, 2022, the Company announced that it agreed to acquire in privately negotiated transactions with certain shareholders of Euronav a total of 7,708,908 shares in Euronav, representing 3.82% of the outstanding shares in Euronav as of this date, in exchange for a total of 10,753,924 shares in Frontline.
As of December 31, 2022, the Company had acquired 13,664,613 shares in Euronav as a result of the above transactions. The transaction price paid to acquire these shares was $175.5 million, which was the fair value of the shares acquired as of the transaction dates.

In connection with the above-referenced privately negotiated share exchange transactions, Frontline entered into a share lending arrangement with Hemen to facilitate settlement of such transactions. Pursuant to such arrangement Hemen delivered an aggregate of 19,091,910 Frontline shares to the exchanging Euronav holders in June 2022 and Frontline agreed to issue to Hemen the same number of Frontline shares in full satisfaction of the share lending arrangement. This share issuance to Hemen was completed in August 2022.

The following table summarizes the movement in the number of shares outstanding during the years ended December 31, 2022 and December 31, 2021:

Outstanding shares at January 1, 2021	197,692,321
Shares issued under ATM program	5,499,658
Shares issued on exercise of options	339,000
Outstanding shares at December 31, 2021	203,530,979
Shares issued in connection with Euronav share acquisition	19,091,910
Outstanding shares at December 31, 2022	222,622,889